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                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

      In connection with the accompanying Quarterly Report on Form 10-Q of Manufactured Home Communities, Inc. for the quarter and six months ended June 30, 2004 (the "Form 10-Q"), I, Thomas P. Heneghan, President and Chief Executive Officer of Manufactured Home Communities, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Manufactured Home Communities, Inc.

Date: August 9, 2004             BY:  /s/ Thomas P. Heneghan
                                      ---------------------------------
                                      Thomas P. Heneghan
                                      President and Chief Executive Officer

  A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN
               PROVIDED TO MANUFACTURED HOME COMMUNITIES, INC. AND
     WILL BE RETAINED BY MANUFACTURED HOME COMMUNITIES, INC. AND FURNISHED
             TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF
                                  UPON REQUEST.